INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report of America's Web Station, Inc. dated July 30, 1999, appearing in the Company's Registration Statement on Form SB-2 (SEC File No. 333-91717). We also consent to the reference to us under the caption "Experts" in the Reoffer Prospectus.





                                           /s/ GIRARDIN BALDWIN & ASSOCIATES LLP
                                              Certified Public Accountants

Naples, Florida
July 21, 2000